Putnam
Managed
Municipal
Income Trust

SEMIANNUAL REPORT

April 30, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "In today's low interest-rate environment, maintaining the fund's competitive yield is our number one priority. We've developed tools to manage the current and future income stream more precisely. However, in a market with downside risk, we're also balancing the need for sustainable income with the need for total return strategies that build net asset value."

                                    -- Richard P. Wyke, fund manager
                                       Putnam Managed Municipal Income Trust

* "Surging tax revenues in most states help bolster municipal credit bond ratings. Standard & Poor's says the number of rating upgrades in this year's first quarter was more than nine times the number of downgrades."

                                    -- The Wall Street Journal, April 8, 1998

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

10 Portfolio holdings

19 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The fragility of market rallies was clearly demonstrated once again as Putnam Managed Municipal Income Trust approached the midpoint of fiscal 1998. The suggestion that the Federal Reserve Board might be assuming a more cautious stance on inflation was enough to stop the bond market's most recent advance in its tracks.

One consequence of this turnabout was a slight erosion in total return as your fund reached the end of the period. Fund Manager Richard Wyke considers the development merely a minor setback; he remains confident that the fundamentals -- strong demand and attractive value -- are still in place.

In this volatile environment, Rick continues to focus on maintaining a high level of current tax-free income, consistent with capital preservation. In the following report, he discusses his strategy during the six months ended April 30, 1998, and looks at prospects for the fiscal year's second half.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 17, 1998



Report from the Fund Manager
Richard P. Wyke

Declining interest rates, rising bond prices, and solid economic growth contributed to solid gains in the fixed-income markets for the past several months. However, in late April, the bond rally came to a sudden halt, stalled by a suggestion that the Federal Reserve Board could be moving from a wait-and-see approach to a more proactive monetary stance. This reversal, which pushed the widely followed 30-year Treasury bond yield from 5.94% to 6.06%, eroding some of the gains achieved in what otherwise would have been a strong semiannual period. The fund posted total returns of 2.65% at net asset value and -3.03% at market price for the six months ended April 30, 1998. Additional performance information can be found on page 8.

* MUNICIPAL MARKET -- HEAVY SUPPLY, STRONG DEMAND, ATTRACTIVE VALUE

Interest rates generally trended down during the semiannual period with the bellwether 30-year Treasury bond falling to below 6% in December. However, the fixed-income market sold off sharply late in April in response to indications that the Fed might be leaning toward increasing rates in the coming months.

The first quarter of 1998 was also noteworthy for its huge incremental bond supply, an increase of approximately 70% over the bond supply brought to market one year ago. Demand for municipal bonds has also risen, fueled primarily by bargain prices resulting from April's bond market selloff and the long-awaited Long Island Power Authority's issuance in May -- the largest municipal bond issue ever to come to market.

The municipal bond market has become attractively priced relative to the Treasury market, a state of affairs that hasn't occurred since the flat-tax scare of 1996. Municipal bonds (as represented by 30-year insured municipals) are now offering almost 90% of the yield of long-term Treasury bonds. The tax-exempt yield curve remains unusually flat. With the 30-year bond paying only a modest 30 to 40 basis points more than a 10-year bond, investors are not compensated for taking on higher risk. For this reason, we have found the best value (attractive yield with minimal volatility) in the intermediate range of the yield curve -- anywhere from 8 to 15 years.

* SECTOR EMPHASIS REMAINS HEALTH CARE, AIRLINES, AND UTILITIES

The health-care sector continues to perform well in spite of forthcoming reductions in the Medicare budget. We have positioned the fund's holdings to take advantage of merger and acquisition activity while seeking opportunities to benefit from the potential for credit upgrades inherent in this sector's lower-quality securities. The fund's Norwood Hospital and Candler Hospital bonds, both of which are benefiting from respective merger discussions, carry attractive coupons of 7% and 8%, respectively.

During the past four years, deregulation and the ensuing restructuring of the utilitites sector have created some dynamic investment opportunities. The challenge of identifying the potential winners -- and avoiding the losers -- provides an excellent example of Putnam's in-depth research process. For example, since the deregulation process varies across the nation, we must thoroughly investigate each state's regulatory structure to discern how favorable the environment actually is.

[GRAPHIC OMITTED: HORIZONTAL BAR CHART OF TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care            30.7%

Utilities              20.7%

Transportation         19.6%

Housing                 6.1%

Education               2.9%

Footnote reads:
* Based on net assets as of 4/30/98. Holdings will vary over time.

We also analyze the cost of a utility company's generation process relative to its competitors. An expensive nuclear plant would be less attractive, since lower-cost providers have greater pricing flexibility to maintain market dominance. In addition, while the fund invests in both investor-owned and municipal utilities, we are particularly attracted to investor-owned companies because they are for-profit entities and thus more accustomed to a market-driven environment. Tucson Electric Power, whose bonds were recently added to the portfolio, exemplifies the kind of company we believe will be a strong survivor in a more competitive environment.

Bolstered by strong passenger demand and low fuel prices, the airlines continue to report record earnings. Your fund's investments in revenue bonds backed by Delta Airlines and American Airlines, which appreciated dramatically during the period, enjoyed more good news when Standard & Poor's(registered trademark) changed its outlook for these two carriers from stable to positive in February. Now that the airlines have survived deregulation and effectively priced themselves in their hub markets, we believe their bonds represent some of the best opportunities in the lower-rated sector of the market.

* CHALLENGING MARKET WARRANTS VIGILANCE AND CAUTIOUS OPPORTUNISM

With a strong economy comes rising tax revenues, and state and local municipalities have been prime beneficiaries. In New York, the quality of outstanding debt has improved, leading to a series of minor upgrades of the state's credit rating over the past year. While the improving quality has favorably affected bond prices, yields have also decreased. Today New York bonds, which account for close to 10% of all outstanding municipal issuance, offer a smaller yield advantage, further complicating our search for above-market yields.

With interest rates hovering around a 20-year low, budget-minded issuers continue to call in their higher-yielding bonds, many of which were issued during the late 1980s and early 1990s, and are reissuing new bonds at today's lower rates. Consequently one of our top priorities is limiting the fund's call risk. Investing in noncallable bonds or bonds with distant call dates improves the fund's prospects of maintaining a competitive, sustainable level of income.

[GRAPHIC OMITTED: PIE CHART CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Ba --            11.7%

Baa and below -- 28.2%

A --              9.2%

Aa --             5.8%

Aaa --           33.7%

B --             10.8%

Short term --     0.6%

Footnote reads:
* As a percentage of market value as of 4/30/98. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Consequently one of our top priorities is limiting the fund's call risk. Investing in noncallable bonds or bonds with distant call dates improves the fund's prospects of maintaining a competetive, sustainable level of income.

Careful security selection and in-depth credit analysis are also fundamental to the fund's investment strategy, particularly as we attempt to discover better value in bonds that carry ratings below investment grade. These are the bonds that can add tremendously to the fund's income level, but they also mean greater credit risk and require the most meticulous research efforts.

The Asian crisis has had a dramatic impact on interest rates everywhere in the world except in the United States. We have been predicting that interest rates will rise slightly, but this has not occurred to any sustainable degree as of this writing. Nevertheless, we consider a rate increase more likely than a decline primarily because bond yields are near their record lows. In our opinion, this is not a good time to expose the portfolio to bonds with longer maturities and higher interest-rate risk. We believe that a cautious strategy will produce the best returns in the months ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Managed Municipal Income Trust is designed for investors seeking high current income free from federal income tax through a diversified portfolio of tax-exempt securities.

TOTAL RETURN FOR PERIODS ENDED 4/30/98

                                                  Lehman Bros.
                                    Market         Municipal       Consumer
                             NAV    price         Bond Index      Price Index
------------------------------------------------------------------------------
6 months                     2.65%  -3.03%           2.77%           0.56%
------------------------------------------------------------------------------
1 year                       8.38    8.51            9.30            1.44
------------------------------------------------------------------------------
5 years                     39.04   47.79           37.14           12.85
Annual average               6.81    8.13            6.52            2.45
------------------------------------------------------------------------------
Life of fund (2/24/89)     116.81  125.62          106.52           33.63
Annual average               8.80    9.27            8.23            3.21
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 4/30/98

------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                                       6
------------------------------------------------------------------------------
Income                                    $0.381
------------------------------------------------------------------------------
Capital gains1                                --
------------------------------------------------------------------------------
Total                                     $0.381
------------------------------------------------------------------------------

                                Series A         Series B          Series C
Preferred shares              (550 shares)     (550 shares)      (650 shares)
------------------------------------------------------------------------------
Income                         $1,966.90        $1,718.83         $1,826.20
------------------------------------------------------------------------------
Total                          $1,966.90        $1,718.83         $1,826.20
------------------------------------------------------------------------------
Share value (common shares)       NAV                   Market price
------------------------------------------------------------------------------
10/31/97                        $9.92                      $11.75
------------------------------------------------------------------------------
4/30/98                          9.83                       11.00
------------------------------------------------------------------------------
Current return (common shares)    NAV                   Market price
------------------------------------------------------------------------------
Current dividend rate2           7.75%                       6.93%
------------------------------------------------------------------------------
Taxable equivalent3             12.83                       11.47
------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 39.6% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 3/31/98
(most recent calendar quarter)

                                                    Market
(common shares)                      NAV            price
------------------------------------------------------------------------------
6 months                            3.66%           -4.80%
------------------------------------------------------------------------------
1 year                              9.61             7.92
------------------------------------------------------------------------------
5 years                            40.60            43.61
Annual average                      7.05             7.51
------------------------------------------------------------------------------
Life of fund (2/24/89)            117.49           117.91
Annual average                      8.91             8.94
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.




Portfolio of investments owned
April 30, 1998 (Unaudited)

Key to Abbreviations
AMBAC       - AMBAC Indemnity Corporation
COP         - Certificate of Participation
FGIC        - Financial Guaranty Insurance Company
FSA         - Financial Security Assurance
FHA Insd.   - Federal Housing Administration Insured
GNMA Coll.  - Government National Mortgage Association Collateralized
G.O. Bonds  - General Obligation Bonds
IF COP      - Inverse Floating Rate Certificate of Participation
IFB         - Inverse Floating Rate Bonds
MBIA        - Municipal Bond Investors Assurance Corporation
VRDN        - Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.5%)(a)
PRINCIPAL AMOUNT                                                               RATINGS(RAT)             VALUE


Alabama (0.7%)
-------------------------------------------------------------------------------------------------------------
         $  4,000,000  Baldwin Cnty., Eastern Shore Hlth. Care Auth.
                         Hosp. Rev. Bonds (Thomas Hospital),
                         6 3/4s, 4/1/21                                           Baa            $  4,340,000

Alaska (0.4%)
-------------------------------------------------------------------------------------------------------------
            2,000,000  Valdez, Marine Term. Rev. Bonds (Sohio Pipeline),
                         7 1/8s, 12/1/25                                          AA                2,215,000

Arizona (2.9%)
-------------------------------------------------------------------------------------------------------------
            5,000,000  Apache Cnty., Indl. Dev. Auth. Poll. Control
                         Rev. Bonds (Tucson Elec. Pwr. Co.), Ser. B,
                         5 7/8s, 3/1/33                                           B                 5,006,250
            4,000,000  Coconino Cnty., Poll. Control Corp. Rev. Bonds
                         (Tucson/Navajo Elec. Pwr.), Ser. A, 7 1/8s,
                         10/1/32                                                  B                 4,505,000
            5,670,735  Phoenix, Indl. Dev. Auth. Arpt. Fac. Rev. Bonds
                         (American West Airlines, Inc.), Ser. A 95-1,
                         8.3s, 1/1/06                                             B+/P              5,703,398
            2,750,000  Tucson, Arpt. Auth. Special Fac. Rev. Bonds
                         (Lockheed Aermod Ctr. Inc.), 8.7s, 9/1/19                A                 3,059,375
                                                                                               --------------
                                                                                                   18,274,023

Arkansas (0.9%)
-------------------------------------------------------------------------------------------------------------
            5,000,000  Northwest Regl. Apt. Auth. Apt. Rev. Bonds,
                         7 5/8s, 2/1/27                                           B                 5,706,250

California (11.4%)
-------------------------------------------------------------------------------------------------------------
            7,000,000  CA Hlth. Fac. Fin. Auth. IFB (Catholic Healthcare
                         West), AMBAC, 6.456s, 7/1/17                             AAA               6,973,750
            5,000,000  CA State G.O. Bonds, MBIA, 5 1/2s, 4/1/12                  AAA               5,312,500
                       Corona, COP
            2,775,000    (Vista Hosp. Syst.), Ser. B, 9 1/2s, 7/1/20              B/P               3,316,125
            5,000,000    (Hosp. Syst. Inc.), Ser. C, 8 3/8s, 7/1/11               B/P               5,656,250
                       Kern High School Dist. Rev. Bonds, Ser. A
            3,825,000    MBIA, 6 1/2s, 8/1/14                                     AAA               4,413,094
            3,840,000    MBIA, 6 1/2s, 2/1/14                                     AAA               4,430,400
            3,500,000  San Bernardino Cnty., IF COP (PA-100-Med.
                         Ctr. Fin.), MBIA, 9.1238s, 8/1/28 (acquired
                         6/27/95 cost $3,777,340) (RES)                           AAA/P             4,497,500
            3,000,000  San Luis Obispo, COP (Vista Hosp. Sys. Inc.),
                         8 3/8s, 7/1/29                                           B                 3,225,000
            8,750,000  Santa Clara Cnty. Fin. Auth. Lease Rev. Bonds
                         (Vmc. Fac. Replacement), Ser. A, AMBAC,
                         6 3/4s, 11/15/20                                         AAA              10,040,625
           14,750,000  U. of CA Rev. Bonds (UCSD Med. Ctr. Satellite
                         Med. Fac.), 7.9s, 12/1/19                                BBB              15,671,875
            7,500,000  Valley Hlth. Syst. Hosp. Rev. Bonds, 6 1/2s, 5/15/25       BBB               8,100,000
                                                                                               --------------
                                                                                                   71,637,119

Colorado (3.6%)
-------------------------------------------------------------------------------------------------------------
            5,000,000  CO Edl. Fac. Auth. Rev. Bonds (Ocean Journey,
                         Inc.), 8.3s, 12/1/17                                     B+/P              5,831,250
                       Denver, City & Cnty. Arpt. Rev. Bonds
            2,940,000    Ser. A, 8 3/4s, 11/15/23                                 Baa               3,377,325
            1,060,000    Ser. A, 8 3/4s, 11/15/23 (Prerefunded)                   AAA               1,226,950
            6,980,000    Ser. A, MBIA, 8 1/2s, 11/15/23                           AAA               7,817,600
            1,775,000    Ser. A, 7 3/4s, 11/15/21                                 Baa               1,976,906
            1,050,000    Ser. D, 7 3/4s, 11/15/13                                 Baa               1,312,500
                       Denver, City & Cnty. Arpt. Rev. Bonds,
                         Prerefunded, Ser. A
              665,000    MBIA, 8 1/2s, 11/15/23                                   AAA                 743,138
              465,000    7 3/4s, 11/15/21                                         AAA                 523,125
                                                                                               --------------
                                                                                                   22,808,794

Connecticut (0.7%)
-------------------------------------------------------------------------------------------------------------
            4,000,000  CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                         (Norwalk Health Care Inc.), Ser. A, 8.7s, 7/1/22         BB/P              4,515,000

Florida (4.1%)
-------------------------------------------------------------------------------------------------------------
            3,210,000  Escambia Cnty., Poll. Control Rev. Bonds
                         (Champion Intl. Corp.), 6.9s, 8/1/22                     Baa               3,526,988
            5,000,000  Hernando Cnty., Indl. Dev. Rev. Bonds
                         (FL Crushed Stone Co.), 8 1/2s, 12/1/14                  B+/P              5,825,000
            9,150,000  Lee Cnty., Board of Directors Hosp. IFB
                         (Lee Memorial Hosp.), MBIA, 8.685s, 3/26/20              AAA              10,533,938
                       Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
                         (Orlando Regl. Hlthcare)
            2,000,000    MBIA, 6 1/4s, 10/1/18                                    AAA               2,277,500
            2,170,000    MBIA, 6 1/4s, 10/1/11                                    AAA               2,446,675
            1,240,000  Pinellas Cnty. Hlth. Fac. Auth. Sun. Coast Hlth.
                         Syst. Rev. Bonds (Sun. Coast Hosp.), Ser. A,
                         8 1/2s, 3/1/20                                           BB                1,322,150
                                                                                               --------------
                                                                                                   25,932,251

Georgia (4.8%)
-------------------------------------------------------------------------------------------------------------
            2,000,000  Atlanta, Arpt. Fac. Rev. Bonds, AMBAC,
                         5 1/4s, 1/1/10                                           AAA               2,065,000
            1,505,000  Atlanta, Special Purpose Fac. Rev. Bonds
                         (Delta Air Lines, Inc.), Ser. B, 7.9s, 12/1/18           BA                1,602,825
            2,500,000  GA Med. Ctr. Hosp. Auth. IFB (Columbus
                         Regl. Hlth. Care Syst.), Ser. B, MBIA,
                         8.85s, 8/1/10                                            AAA               2,918,750
            7,000,000  GA Muni. Elec. Auth. Pwr. Rev. Bonds, Ser. Y,
                         AMBAC, 6.4s, 1/1/13                                      A                 7,936,250
            6,250,000  GA Muni. Elec. Auth. Pwr. Rev. Bonds, Ser. Z,
                         AMBAC, 5 1/2s, 1/1/12                                    AAA               6,531,250
            3,250,000  Gwinnett Cnty., Indl. Dev. Auth. Rev. Bonds
                         (Kawneer Co. Inc.), Ser. 84, 9 1/2s, 6/1/15              A                 3,518,125
            3,180,000  Savannah, Hosp. Rev. Bonds (Chandler Hosp.),
                         7s, 1/1/11                                               Ba                3,398,625
            1,900,000  Savannah, Hosp. Auth. Rev. Bonds (Chandler
                         Hosp.), 7s, 1/1/23                                       Ba                2,025,875
                                                                                               --------------
                                                                                                   29,996,700

Illinois (3.5%)
-------------------------------------------------------------------------------------------------------------
                       Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
            5,158,000    (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18          Baa               5,776,960
            3,090,000    (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18        Baa               3,456,938
            1,765,000    (United Air Lines, Inc.), Ser. 84B, 8.85s, 5/1/18        Baa               1,974,594
            3,000,000    (American Airlines, Inc.), 8.2s, 12/1/24                 Baa               3,592,500
            5,000,000    (American Airlines, Inc.), Ser. A, 7 7/8s, 11/1/25       BBB               5,431,250
            2,500,000  IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
                         (Regency Park-Lincolnwood), Ser. A, 10 1/4s,
                         4/15/19 (In default) (NON)                               D/P               1,800,000
                                                                                               --------------
                                                                                                   22,032,242

Indiana (1.7%)
-------------------------------------------------------------------------------------------------------------
            9,300,000  Indianapolis Indl. Arpt. Auth. Special Fac.
                         Rev. Bonds (Federal Express Corp.),
                         7.1s, 1/15/17                                            Baa              10,439,250
Iowa (1.1%)
-------------------------------------------------------------------------------------------------------------
                       IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                         (Care Initiatives)
            3,000,000    9 1/4s, 7/1/25                                           BB                4,027,500
            2,350,000    9.15s, 7/1/09                                            BB                3,072,625
                                                                                               --------------
                                                                                                    7,100,125

Kansas (3.0%)
-------------------------------------------------------------------------------------------------------------
            7,500,000  Burlington, Poll. Control IFB (KS Gas & Electric),
                         Ser. 91-4, MBIA, 9.83s, 6/1/31 (acquired
                         12/17/91 cost $7,800,000) (RES)                          AAA               8,840,625
            8,400,000  Witchita, Hosp. IFB, Ser. 111-A, MBIA,
                         8.935s, 10/20/17                                         AAA               9,870,000
                                                                                               --------------
                                                                                                   18,710,625

Kentucky (2.0%)
-------------------------------------------------------------------------------------------------------------
            7,785,000  Kenton Cnty., Arpt. Board Special Fac.
                         Rev. Bonds (Delta Air Lines, Inc.), Ser. A,
                         7 1/2s, 2/1/20                                           Baa               8,592,694
            1,000,000  Scott Cnty. Indl. Dev. Rev. Bonds (Hoover
                         Group Inc.), 8 1/2s, 11/1/14                             Ba                1,130,000
            2,740,000  Trimble Cnty., Poll. Control Rev. Bonds,
                         Ser. B, 6.55s, 11/1/20                                   Aa                2,952,350
                                                                                               --------------
                                                                                                   12,675,044

Louisiana (3.6%)
-------------------------------------------------------------------------------------------------------------
           12,500,000  Lake Charles, Harbor & Term. Dist. Port Fac.
                         Rev. Bonds (Trunkline Co.), 7 3/4s, 8/15/22              A                14,375,000
            2,750,000  W. Feliciana Parish Poll. Control Rev. Bonds
                         (Gulf States Util. Co.), Ser. C, 7s, 11/1/15             Ba                3,028,438
            5,050,000  W. Feliciana, Parish Poll. Control Rev. Bonds
                         (Gulf States Util. Co.), 8s, 12/1/24                     Ba                5,397,188
                                                                                               --------------
                                                                                                   22,800,626

Maryland (1.5%)
-------------------------------------------------------------------------------------------------------------
            5,000,000  MD State Cmnty. Dev. Admin. Rev. Bonds
                         (Residential), Ser. B, FHA Insd., 5.35s, 9/1/30          AA                4,893,750
            4,000,000  MD State Hlth. & Higher Edl. Fac. Auth.
                         Rev. Bonds, Refunded (Doctors Cmnty.
                         Hosp.), 8 3/4s, 7/1/12                                   AAA               4,450,000
                                                                                               --------------
                                                                                                    9,343,750

Massachusetts (5.2%)
-------------------------------------------------------------------------------------------------------------
                       MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
            2,000,000    (Norwood Hosp.), Ser. E, 8s, 7/1/12                      Ba                2,047,480
            4,000,000    (Rehab. Hosp. Cape & Islands), Ser. A,
                         7 7/8s, 8/15/24                                          BB/P              4,480,000
            1,010,000    (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11         BBB               1,073,125
                       MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
            3,000,000    (New England Baptist Hosp.), Ser. B,
                         7.3s, 7/1/11                                             AAA               3,318,750
            1,100,000    (Beth Israel Hosp.), Ser. E, 7s, 7/1/14                  A                 1,153,625
            1,185,000    (Norwood Hosp.), Ser. C, 7s, 7/1/14                      Ba                1,313,869
            2,000,000    (Beth Israel Hosp.), Ser. E, 7s, 7/1/09                  A                 2,095,000
            3,400,000    (Sisters Providence Hlth. Syst), Ser. A,
                          6 5/8s, 11/15/22                                        Baa               3,803,750
            5,000,000  MA State Indl. Fin. Agcy. Res. Recvy.
                         Rev. Bonds (Southeastern MA), Ser. B,
                         9 1/4s, 7/1/15                                           BB/P              5,668,750
                       MA State Indl. Fin. Agcy. Rev. Bonds
            2,000,000    (Orchard Cove Inc.), 9s, 5/1/22                          AAA/P             2,380,000
            2,800,000    (Mass Tpk.), 9s, 10/1/20                                 AAA/P             3,150,000
            2,000,000    (1st Mtge. Pioneer Valley Living Ctr.), 7s,
                         10/1/20                                                  B/P               2,005,340
            1,323,785    (1st Mtge. Pioneer Valley Living Ctr.),
                         zero%, 10/1/20                                           B/P                   1,655
                                                                                               --------------
                                                                                                   32,491,344

Michigan (5.9%)
-------------------------------------------------------------------------------------------------------------
            4,295,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment
                         Rev. Bonds, Ser. A, 9 1/2s, 5/1/21                       BBB/P             5,325,800
            3,000,000  MI State Hosp. Fin. Auth. Adj. Rate Rev. Bonds
                         (Detroit-Macomb Hosp. Corp.), Ser. A,
                         7.4s, 6/1/13                                             BB/P              3,007,740
            3,405,000  MI State Hosp. Fin. Auth. Rev. Bonds (Pontiac
                         Osteopathic Hosp.), Ser. A, 6s, 2/1/14                   Baa               3,507,150
            6,365,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                         (Env. Research), 8 1/8s, 10/1/14                         A-/P              6,842,375
            8,000,000  Midland Cnty., Econ. Dev. Corp. Rev. Bonds
                         (Poll. Ctrl.), Ser. B, 9 1/2s, 7/23/09                   B/P               8,810,000
            2,700,000  Pontiac Hosp. Fin. Auth. Rev. Bonds (NOMC
                         Obligation), 6s, 8/1/18                                  Baa               2,770,875
            6,500,000  Waterford, Econ. Dev. Corp. Rev. Bonds
                         (Canterbury Hlth. Care, Inc.), 8 3/8s, 7/1/23            B/P               6,500,000
                                                                                               --------------
                                                                                                   36,763,940

Minnesota (2.4%)
-------------------------------------------------------------------------------------------------------------
            1,925,000  Chaska, Indl. Dev. Rev. Bonds (Lifecore Biomedical,
                          Inc.), 10 1/4s, 9/1/20                                  BB/P              2,106,335
            1,400,000  Duluth, Tax Increment VRDN (Lake Superior
                         Paper), 4 3/4s, 9/1/10                                   VMIGI             1,400,000
            5,000,000  MN State Hsg. Fin. Agcy. Single Fam. Rev. Bonds,
                         Ser. E, 6.85s, 1/1/24                                    AA+               5,350,000
            6,000,000  St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                         (Healtheast), Ser. B, 6 5/8s, 11/1/17                    Baa               6,465,000
                                                                                               --------------
                                                                                                   15,321,335
Mississippi (1.4%)
-------------------------------------------------------------------------------------------------------------
                       Claiborne Cnty., Poll. Control Rev. Bonds
                         (Middle South Energy, Inc.)
            4,000,000    Ser. C, 9 7/8s, 12/1/14                                  Ba                4,228,760
            4,100,000    Ser. A, 9 1/2s, 12/1/13                                  Ba                4,325,951
                                                                                               --------------
                                                                                                    8,554,711

Missouri (0.6%)
-------------------------------------------------------------------------------------------------------------
            3,700,000  Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds
                         (Park Lane Med. Ctr.), 8 3/4s, 1/1/15                    BB/P              3,908,125

Nebraska (2.2%)
-------------------------------------------------------------------------------------------------------------
            2,000,000  Gage Cnty, Indl. Dev. Rev. Bonds (Hoover
                         Group Inc.), 8 1/2s, 12/1/07                             Ba                2,262,500
                       NE Investment Fin. Auth. Single Fam. Mtge. IFB
              900,000    Ser. B, GNMA Coll., 11.267s, 3/15/22                     Aaa               1,002,375
            1,800,000    GNMA Coll., 9.388s, 9/15/24                              Aaa               2,029,500
            1,800,000    Ser. B, GNMA Coll., 9.822s, 10/17/23                     Aaa               1,971,000
            2,150,000    Ser. C, Refunded 7.873s, 3/1/20                          Aaa               2,303,188
            3,890,000  NE Investment Fin. Auth. Single Fam. Mtge.
                         Rev. Bonds, Ser. 1, MBIA, 8 1/8s, 8/15/38                Aaa               3,989,156
                                                                                               --------------
                                                                                                   13,557,719

Nevada (1.0%)
-------------------------------------------------------------------------------------------------------------
                       Clark Cnty., Indl. Dev. Rev. Bonds
            4,000,000    (NV Pwr. Co.), 7.8s, 6/1/20                              Baa               4,305,000
            2,000,000    (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32            Baa               2,217,500
                                                                                               --------------
                                                                                                    6,522,500

New Hampshire (0.4%)
-------------------------------------------------------------------------------------------------------------
            2,140,000  NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
                         (Alice Peck Day Memorial Hosp.), 9 3/8s,
                         11/1/20                                                  BB/P              2,367,375

New Jersey (1.4%)
-------------------------------------------------------------------------------------------------------------
            8,000,000  NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                         (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20            Aaa               8,820,000

New York (4.4%)
-------------------------------------------------------------------------------------------------------------
                       NY City, G.O. Bonds
              560,000    Ser. F, 8 1/4s, 11/15/10                                 A                   632,800
            6,440,000    Ser. F, Rfdg., 8 1/4s, 11/15/10                          Aaa               7,357,700
            4,925,000    Ser. D, 8s, 8/1/18                                       Aaa               5,540,625
            3,200,000  NY City, Muni. Wtr. & Swr. Fin. Auth. VRDN,
                         Ser. A, FGIC, 3 1/4s, 6/15/25                            VMIGI             3,200,000
            5,000,000  NY State, Thruway Auth. Svcs. Contract
                         Rev. Bonds (Hwy. & Brdg.), 6s, 4/1/07                    Baa               5,362,500
            5,000,000  Port Auth. NY & NJ G.O. Bonds, Ser. 96,
                         FGIC, 6.6s, 10/1/23                                      Aaa               5,487,500
                                                                                               --------------
                                                                                                   27,581,125
Ohio (4.0%)
-------------------------------------------------------------------------------------------------------------
            1,950,000  Dayton, Special Fac. Rev. Bonds (Emery Air
                         Freight Corp.), 12 1/2s, 10/1/09                         AAA/P             2,074,586
           20,000,000  OH State Air Quality Dev. Auth. Rev. Bonds
                         (Cleveland Co.), FGIC, 8s, 12/1/13                       AAA              23,025,000
                                                                                               --------------
                                                                                                   25,099,586

Oklahoma (1.1%)
-------------------------------------------------------------------------------------------------------------
            2,870,000  Oklahoma Cnty., Indl. Auth. Rev. Bonds (Epworth
                         Villa), Ser. A, 10 1/4s, 4/1/19                          AAA/P             3,071,589
            3,500,000  Tulsa Muni. Arpt. Trust Rev. Bonds (American
                         Airlines, Inc.), 7 3/8s, 12/1/20                         Baa               3,784,375
                                                                                               --------------
                                                                                                    6,855,964

Pennsylvania (6.4%)
-------------------------------------------------------------------------------------------------------------
            4,000,000  Allegheny Cnty., Indl. Dev. Auth. Arpt. Special
                         Fac. Rev. Bonds (U.S. Air, Inc.), Ser. B, 8
                         1/2s, 3/1/21                                             B                 4,485,000
            1,240,000  Langhorne Manor Boro Higher Ed. Hlth. Auth.
                         Rev. Bonds (Lower-Bucks Hosp.), 7.35s, 7/1/22            Ba                1,315,950
            2,370,000  Montgomery Cnty., Higher Ed. & Hlth. Auth.
                         Rev. Bonds (Northwestern Corp.), Ser. A,
                         8 3/8s, 6/1/04                                           BBB/P             2,529,975
            7,250,000  PA Convention Ctr. Auth. Rev. Bonds, MBIA,
                         6.7s, 9/1/14                                             Aaa               8,192,500
            7,750,000  PA Econ. Dev. Fin. Auth. Rev. Bonds (MacMillan
                         Ltd. Partnership), 7.6s, 12/1/20                         Baa               8,437,813
            1,000,000  PA State Econ. Dev. Fin. Auth. Res. Recvy.
                         Rev. Bonds (Colver), Ser. D, 7 1/8s, 12/1/15             BBB               1,112,500
                       PA State Higher Ed. Assistance Agcy. IFB, Ser. B
            2,000,000    AMBAC, 8.107s, 3/1/22                                    AAA               2,270,000
            6,000,000    MBIA, 10.894s, 3/1/20                                    AAA               6,802,500
            5,000,000  Philadelphia, Hosp. & Higher Ed. Fac. Auth.
                         Rev. Bonds (Graduate Hlth. Syst.),
                         7 1/4s, 7/1/10                                           BB                5,300,000
                                                                                               --------------
                                                                                                   40,446,238

South Carolina (0.9%)
-------------------------------------------------------------------------------------------------------------
            5,000,000  SC State Hsg. Fin. & Dev. Auth. Multi-Fam. Mtge.
                         Rev. Bonds, 8 1/2s, 10/1/21                              BBB               5,537,500

Tennessee (0.3%)
-------------------------------------------------------------------------------------------------------------
            2,000,000  Memphis-Shelby Cnty. Arpt. Auth. Rev. Bonds
                         (Federal Express), 6 3/4s, 9/1/12                        Baa               2,182,500
Texas (7.3%)
-------------------------------------------------------------------------------------------------------------
           10,100,000  Alliance, Arpt. Auth. Rev. Bonds (Federal
                         Express Corp.), 6 3/8s, 4/1/21                           Baa              10,933,250
            3,000,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                         (American Airlines, Inc.), 7 1/2s, 12/1/29               Baa               3,247,500
            3,850,000  Amarillo, Hlth. Fac. Hosp. Corp. IFB (High Plains
                         Baptist Hosp.), FSA, 8.978s, 1/1/22                      AAA               4,441,938
                       Bell Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                         (Heartway Corp.)
              420,000    Ser. B, 10s, 3/1/19 (In default) (NON)                   CCC/P               105,525
            2,490,000    Ser. A, 9 1/2s, 3/1/19 (In default) (NON)                CCC/P             2,533,575
            3,200,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                         (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11                AAA/P             3,680,000
            7,250,000  Brazos River, Poll. Control Auth. Rev. Bonds
                         (TX Utils. Elec. Co.), Ser. A, 7 7/8s, 3/1/21            Baa               7,929,688
            4,500,000  Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp.
                         Rev. Bonds (American Airlines, Inc.),
                         7 1/2s, 11/1/25                                          Baa               4,854,375
            2,000,000  Lower Neches Valley, Indl. Dev. Swr. Auth.
                         Rev. Bonds (Mobil Oil Refining Corp.),
                         6.4s, 3/1/30                                             AA2               2,170,000
            5,495,000  Texas State Fin. Auth. Rev. Bonds, Ser. A, 5.9s,
                         10/1/12                                                  AA2               5,913,994
                                                                                               --------------
                                                                                                   45,809,845

Utah (3.3%)
-------------------------------------------------------------------------------------------------------------
           15,350,000  Intermountain Pwr. Agcy. Rev. Bonds, Ser. D,
                         AMBAC, 7 3/4s, 7/1/20                                    A1               15,743,267
            5,000,000  Tooele Cnty., Hazardous Waste Treatment
                         Rev. Bonds (Union Pacific), Ser. A, 5.7s, 11/1/26        Baa               5,006,250
                                                                                               --------------
                                                                                                   20,749,517

Virginia (1.0%)
-------------------------------------------------------------------------------------------------------------
            5,400,000  Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB,
                         FGIC, 9.215s, 8/15/23                                    AAA               6,392,250

Washington (2.8%)
-------------------------------------------------------------------------------------------------------------
            5,000,000  King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32             Aa                5,431,250
                       WA State Pub. Pwr. Supply Syst. Rev. Bonds
            6,315,000    (Nuclear No. 1), Ser. A, 7 1/2s, 7/1/15                  AAA               6,686,000
            5,000,000    (Nuclear No. 2), Ser. A, AMBAC, 5.6s, 7/1/09             AAA               5,287,500
                                                                                               --------------
                                                                                                   17,404,750
West Virginia (0.6%)
-------------------------------------------------------------------------------------------------------------
            3,500,000  Randolph Cnty. Rev. Bonds (Davis Memorial
                         Hosp.), Ser. A, 7.65s, 11/1/21                           Baa               3,815,000
-------------------------------------------------------------------------------------------------------------
                       Total Investments (cost $581,877,798) (b)                                 $618,708,123
-------------------------------------------------------------------------------------------------------------

(a)   Percentages indicated are based on net assets of $627,889,203.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(b)   The aggregate identified cost on a tax basis is $581,894,615, resulting in gross unrealized appreciation and depreciation of $41,082,063 and $4,268,555 respectively, or net unrealized appreciation of $36,813,508.

(NON) Non-income producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 1998 was $13,338,125 or 2.1% of net assets.

      The fund had the following industry group (concentrations) greater than 10% at April 30, 1998 (as a percentage of net assets):

               Health care     30.7%

               Utilities       20.7

               Transportation  19.6

      The fund had the following insurance (concentrations) greater than 10% at April 30, 1998 (as a percentage of net assets):

               MBIA            11.8%

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1998 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $581,877,798) (Note 1)                                                $618,708,123
---------------------------------------------------------------------------------------------------
Cash                                                                                        504,210
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                           12,480,137
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              250,000
---------------------------------------------------------------------------------------------------
Total assets                                                                            631,942,470

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     2,923,444
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                999,824
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   40,542
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               11,972
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    838
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       76,647
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         4,053,267
---------------------------------------------------------------------------------------------------
Net assets                                                                             $627,889,203

Represented by
---------------------------------------------------------------------------------------------------
Series A, B and C remarketed preferred shares, without par value: 8,000
shares authorized (1,750 shares issued at $100,000 per share) (Note 4)                 $175,000,000
---------------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)                 425,846,968
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                             10,926,229
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
(Note 1)                                                                                (20,714,319)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               36,830,325
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $627,889,203

Computation of net asset value
---------------------------------------------------------------------------------------------------
Series A, B, and C remarketed preferred shares                                         $175,000,000
---------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                              119,543
---------------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred
shares -- liquidation preference                                                       $175,119,543
---------------------------------------------------------------------------------------------------
Net assets available to common shares                                                  $452,769,660
---------------------------------------------------------------------------------------------------
Net asset value per common shares ($452,769,660 divided
by 46,037,615 shares)                                                                         $9.83
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended April 30, 1998 (Unaudited)

Tax exempt interest income:                                                            $20,402,116
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         2,045,416
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             248,794
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                           9,489
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             5,295
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     11,249
--------------------------------------------------------------------------------------------------
Auditing                                                                                    22,592
--------------------------------------------------------------------------------------------------
Legal                                                                                        8,886
--------------------------------------------------------------------------------------------------
Postage                                                                                     24,386
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       20,553
--------------------------------------------------------------------------------------------------
Other                                                                                       34,920
--------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                     253,196
--------------------------------------------------------------------------------------------------
Total expenses                                                                           2,684,776
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (27,415)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             2,657,361
--------------------------------------------------------------------------------------------------
Net investment income                                                                   17,744,755
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                        (1,894,427)
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                         (1,594,703)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the period                 2,297,851
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                 (1,191,279)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $16,553,476
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                           April 30         October 31
                                                                                               1998*              1997
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $ 17,744,755       $ 38,451,774
----------------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                         (3,489,130)       (12,691,187)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                2,297,851         18,595,112
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     16,553,476         44,355,699
----------------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders
from net investment income                                                               (3,214,180)        (6,313,568)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed
preferred shares of $119,543 and $128,615 respectively)                                  13,339,296         38,042,131
----------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders
from net investment income                                                              (17,509,819)       (34,801,505)
----------------------------------------------------------------------------------------------------------------------
Issuance of common shares in connection
with reinvestment of distributions                                                        2,016,291          4,236,683
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                  (2,154,232)         7,477,309

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     630,043,435        622,566,126
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $10,926,229 and $13,905,473, respectively)                                   $627,889,203       $630,043,435

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of period                                         45,852,179         45,450,073
----------------------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions                              185,436            402,106
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at end of period                                               46,037,615         45,852,179
----------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of period                                                                   1,750              1,750
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

----------------------------------------------------------------------------------------------------------------------
                                              Six months
                                                ended
Per-share                                     April 30
operating performance                        (Unaudited)                    Year ended October 31
----------------------------------------------------------------------------------------------------------------------
                                                 1998       1997        1996        1995        1994          1993
----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                                 $9.92      $9.85       $10.08      $9.49      $10.88         $9.81
----------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------
Net investment income                             .39        .84          .86        .90         .94           .98
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                       (.03)       .13         (.19)       .60       (1.37)         1.04
----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             .36        .97          .67       1.50        (.43)         2.02
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net
investment income
----------------------------------------------------------------------------------------------------------------------
To preferred shareholders                        (.07)      (.14)        (.14)      (.15)       (.11)         (.11)
----------------------------------------------------------------------------------------------------------------------
To common shareholders                           (.38)      (.76)        (.76)      (.76)       (.76)         (.76)
----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments
----------------------------------------------------------------------------------------------------------------------
To common shareholders                             --         --           --         --        (.09)         (.08)
----------------------------------------------------------------------------------------------------------------------
Total distributions                              (.45)      (.90)        (.90)      (.91)       (.96)         (.95)
----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period
(common shares)                                 $9.83      $9.92        $9.85     $10.08       $9.49        $10.88
----------------------------------------------------------------------------------------------------------------------
Market value,
end of period
(common shares)                                $11.00     $11.75       $10.88     $10.63       $9.25        $11.38
----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
Total investment return
at market value
(common shares) (%)(a)                          (3.03)*    16.01        10.26      24.23      (11.56)        24.84
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)                  $627,889   $630,043     $622,566   $628,454    $596,992      $652,660
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                      .59*      1.21         1.24       1.20        1.23          1.22
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                     3.17*      7.13         7.31       7.70        9.20          8.44
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                     22.06*      9.63        78.92      79.71       48.40         35.16
----------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effects of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.(Note 2)




Notes to financial statements
April 30, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam Managed Municipal Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam believes does not involve undue risk to income or principal. Up to 50% of the fund's assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by Trustees.

B) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 1997, the fund had a capital loss carryover of approximately $13,602,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

       Loss Carryover             Expiration
    ------------------        ------------------
       $ 2,093,000             October 31, 2002
           321,000             October 31, 2003
        11,188,000             October 31, 2005

F) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period for Series A and B, and a 7 day period for Series C. The applicable dividend rate for the remarketed preferred shares on April
30, 1998 was Series A 3.68%, Series B 3.90%, and Series C 4.05%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% of any amount over $1.5 billion.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended April 30, 1998, fund expenses were reduced by $27,415 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $660 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended April 30, 1998, purchases and sales of investment securities other than short-term investments aggregated $83,528,666 and $68,251,372, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A (550) B (550) and C (650) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 1998, no such restrictions have been placed on the fund.

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Richard P. Wyke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our website (www.putnaminv.com) any time for up-to-date information about the fund's NAV.



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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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42875-052                    6/98